UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805,

Luohu District, Shenzhen City, China 518000

(Address of principal executive offices)

Registrant’s telephone number, including area code +(86) 755 86961 405

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 28, 2024, Addentax Group Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Definitive Proxy Statement Schedule 14A dated May 30, 2024. The following matters were considered at the Annual Meeting:

1. Board Election Proposal

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
1. Hong Zhida	1,437,108	21,532	557,851	23.93%	98.52%
2. Hong Zhiwang	1,437,115	21,525	557,851	23.93%	98.52%
3. Yu Jiaxin	1,443,309	15,331	557,851	23.93%	98.95%
4. Alex P. Hamilton	1,442,961	15,679	557,851	23.93%	98.93%
5. Xiao Jiangping (Gary)	1,442,990	15,650	557,851	23.93%	98.93%

2. Equity Incentive Plan Proposal

Stockholders approved the 2024 Equity Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
1,430,756	22,906	4,978	557,851	23.67%	98.42%

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3. Reverse Stock Split Proposal

Stockholders have approved to authorize the Company’s Board of Directors to amend the Company’s articles of incorporation, as amended, to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, i.e. a “Reverse Stock Split,” by a ratio of not less than one-for-two and not more than one-for-one hundred, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
1,853,245	135,749	27,497	-	30.66%	93.17%

4. Auditor Ratification Proposal

Stockholders approved and ratified the appointment of Pan-China Singapore PAC to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
1,926,173	87,037	3,281	-	31.87%	95.67%

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: June 28, 2024	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer

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